UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


         PURSUANT TO SECTION 13 OR  15(d) OF THE SECURITIES EXCHANGE ACT
                  OF 1934


Date of Report:                                       November 7,  1997

                          Electro-Catheter Corporation
          -------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

New Jersey                     0-7578                   22-1733406
----------                     ------                   ----------
(State of Incorporation)      (Commission File          (IRS Employer ID
                               Number)                   Number)




2100 Felver Court, Rahway, New Jersey                                07065
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's Telephone Number
         Including Area Code:                                    732-382-5600

Item 5.           Other Events.

     On October 27, 1997, Electro-Catheter Corporation and Cardiac Control Systems, Inc. issued a press release announcing that they had signed a letter of intent to merge the two companies into one company targeted toward the development and marketing of advanced specialty electrophysiology products. A copy of the press release is appended to this Form 8-K as Exhibit 20.1.

Item 7.           Exhibits.

                  20.1     Press Release dated October 27, 1997.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunder duly authorized.

                             ELECTRO-CATHETER CORPORATION
                              (Registrant)


                             By/s/Ervin Schoenblum
                               --------------------
                               Ervin Schoenblum
                               Acting President and Chief Operating Officer

Dated:      November 7, 1997